                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

           NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
MARCH 29, 2006                                                60606
                                                              (800) 257-8787

FEBRUARY 13, 2006

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Preferred and Convertible Income Fund ("Preferred Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3") and Nuveen Tax-Advantaged Total Return Strategy Fund ("Tax-Advantaged"), each a Massachusetts business trust, and Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, March 29, 2006, at 9:30 a.m., Chicago time (for each Fund, an "Annual

Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Fund, except New York Value, Real Estate and Diversified Dividend to elect nine (9) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

        i) seven (7) Board Members to be elected by the holders of Common Shares and Fund Preferred shares for Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, "Preferred Shares"), voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For Real Estate and Diversified Dividend, to elect eight (8) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

        i) six (6) Board Members to be elected by the holders of Common Shares and Preferred shares, voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     c. For New York Value, to elect four (4) Board Members for a three year term or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record at the close of business on January 30, 2006 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

FEBRUARY 13, 2006

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen New York Dividend Advantage Municipal Fund ("New York Dividend"), Nuveen New York Dividend Advantage Municipal Fund 2 ("New York Dividend 2"), Nuveen Insured New York Dividend Advantage Municipal Fund ("Insured New York Dividend"), Nuveen Insured New York Tax-Free Advantage Municipal Fund ("Insured New York Tax-Free"), Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Preferred and Convertible Income Fund ("Preferred Convertible"), Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3") and Nuveen Tax-Advantaged Total Return Strategy Fund ("Tax-Advantaged"), each a Massachusetts business trust (collectively, the "Massachusetts Business Trusts"), and Nuveen New York Investment Quality Municipal Fund, Inc. ("New York Investment Quality"), Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc. ("New York Performance Plus"), Nuveen New York Quality Income Municipal Fund, Inc. ("New York Quality"), Nuveen New York Select Quality Municipal Fund, Inc. ("New York Select") and Nuveen Insured New York Premium Income Municipal Fund, Inc. ("Insured New

York Premium") (New York Dividend, New York Dividend 2, New York Investment Quality, New York Value, New York Performance Plus, New York Quality, New York Select, Insured New York Dividend, Insured New York Premium and Insured New York Tax-Free are collectively the "New York Funds"), each a Minnesota corporation (collectively, the "Minnesota Corporations") (the Massachusetts Business Trusts and Minnesota Corporations are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, March 29, 2006, at 9:30 a.m., Chicago time (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about February 13, 2006.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

  ----------------------------------------------------------------------------------------
   MATTER                                              COMMON SHARES   PREFERRED SHARES(1)
  ----------------------------------------------------------------------------------------
  1a(i).    Election of seven (7) Board Members by           X                 X
            all shareholders (except New York Value,
            Real Estate and Diversified Dividend)
  ----------------------------------------------------------------------------------------
  a(ii).    Election of two (2) Board Members by                               X
            Preferred Shares only (except New York
            Value, Real Estate and Diversified
            Dividend)
  ----------------------------------------------------------------------------------------
  b(i).     Election of six (6) Board Members for            X                 X
            Real Estate and Diversified Dividend by
            all shareholders
  ----------------------------------------------------------------------------------------
  b(ii).    Election of two (2) Board Members for                              X
            Real Estate and Diversified Dividend by
            Preferred Shares only
  ----------------------------------------------------------------------------------------
  c.        Election of four (4) Board Members for           X                N/A
            New York Value by all shareholders
  ----------------------------------------------------------------------------------------

(1) FundPreferred shares for Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged; and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") for each other Fund are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except New York Value),
33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on January 30, 2006 will be entitled to one vote for each share held. As of January 30, 2006, the shares of the Funds were issued and outstanding as follows:

-----------------------------------------------------------------------------------------
FUND                     TICKER SYMBOL(1)      COMMON SHARES         PREFERRED SHARES
-----------------------------------------------------------------------------------------
 New York Dividend             NAN                9,220,893           2,760 Series F
-----------------------------------------------------------------------------------------
 New York Dividend 2           NXK                6,466,648           1,880 Series W
-----------------------------------------------------------------------------------------
 New York Investment           NQN               17,720,933            960 Series M
 Quality                                                              2,400 Series T
                                                                      2,400 Series F
-----------------------------------------------------------------------------------------
 New York Value                NNY               15,120,364           N/A
-----------------------------------------------------------------------------------------
 New York Performance          NNP               14,985,418           1,600 Series M
 Plus
                                                                        800 Series T
                                                                      2,000 Series W
                                                                        572 Series F
-----------------------------------------------------------------------------------------
 New York Quality              NUN               24,083,739           2,200 Series M
                                                                      2,200 Series W
                                                                      2,400 Series TH
                                                                      1,080 Series F
-----------------------------------------------------------------------------------------
 New York Select               NVN               23,435,202           1,720 Series T
                                                                      2,400 Series W
                                                                      3,600 Series TH
-----------------------------------------------------------------------------------------
 Insured New York              NKO                7,957,934           2,440 Series TH
 Dividend
-----------------------------------------------------------------------------------------
 Insured New York              NNF                8,329,215           1,320 Series M
 Premium
                                                                      1,280 Series T
-----------------------------------------------------------------------------------------
 Insured New York              NRK                3,512,848           1,080 Series TH
 Tax-Free
-----------------------------------------------------------------------------------------
 Real Estate                   JRS               28,136,413           1,720 Series M
                                                                      1,720 Series T
                                                                      1,720 Series W
                                                                      1,720 Series F
-----------------------------------------------------------------------------------------
 Diversified Dividend          JDD               20,145,123           2,400 Series T
                                                                      2,400 Series W
-----------------------------------------------------------------------------------------
 Preferred Convertible         JPC              100,123,177           4,720 Series M
                                                                      4,720 Series T
                                                                      4,720 Series W
                                                                      4,720 Series TH
                                                                      4,720 Series F
                                                                      4,720 Series F2
-----------------------------------------------------------------------------------------
 Preferred Convertible         JQC              141,007,000           3,860 Series M
 2
                                                                      3,860 Series M2
                                                                      3,860 Series T
                                                                      3,860 Series T2
                                                                      3,860 Series W
                                                                      3,860 Series W2
                                                                      3,860 Series TH
                                                                      3,860 Series TH2
                                                                      3,860 Series F
                                                                      3,860 Series F2
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
FUND                     TICKER SYMBOL(1)      COMMON SHARES         PREFERRED SHARES
-----------------------------------------------------------------------------------------
 Quality Preferred             JTP               64,462,104           3,520 Series M
                                                                      3,520 Series T
                                                                      3,520 Series W
                                                                      3,520 Series TH
                                                                      3,520 Series F
-----------------------------------------------------------------------------------------
 Quality Preferred 2           JPS              119,541,842           4,800 Series M
                                                                      4,800 Series T
                                                                      4,000 Series T2
                                                                      4,800 Series W
                                                                      4,800 Series TH
                                                                      4,000 Series TH2
                                                                      4,800 Series F
-----------------------------------------------------------------------------------------
 Quality Preferred 3           JHP               23,642,721           3,320 Series M
                                                                      3,320 Series TH
-----------------------------------------------------------------------------------------
 Tax-Advantaged                JTA               13,855,240           1,800 Series W
                                                                       312 Series F
-----------------------------------------------------------------------------------------

(1) The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NKO, NRK and JRS, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

GENERAL

At each Fund's Annual Meeting, Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except New York Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For New York Value, four (4) Board Members are nominated to be elected at this meeting to serve for multiple year terms.

A. FOR EACH FUND EXCEPT NEW YORK VALUE, REAL ESTATE AND DIVERSIFIED DIVIDEND:

     (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Kundert, Stockdale and Sunshine are nominees for election by all shareholders.

     (ii) holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

B. FOR REAL ESTATE AND DIVERSIFIED DIVIDEND:

     (i) six (6) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Stockdale and Sunshine are nominees for election by all shareholders.

     (ii) holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

C. FOR NEW YORK VALUE: The Board of New York Value has designated Board Members Bremner, Evans, Schneider and Stockdale as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009, and until their successors have been duly elected and qualified. The remaining Board Members Brown, Schwertfeger, Hunter, Kundert and Sunshine are current and continuing Board Members. The Board of New York Value has designated Board Members Brown and Schwertfeger as continuing Class I Board Members for terms expiring in 2007 and has designated Board Members Hunter, Kundert and Sunshine as continuing Class II Board Members for terms expiring in 2008.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for New York Value, all Board Member nominees were last elected to each Fund's Board at the annual meeting of shareholders held on March 22, 2005. Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class III members of the Board of New York Value at the annual meeting of shareholders held on December 17, 2003. Board Members Brown and Schwertfeger were last elected as Class I Board Members and Board Members Hunter, Kundert and Sunshine were last elected as Class II Board Members of the Board of New York Value at the annual meeting of shareholders held on March 22, 2005.

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds or Nuveen Asset Management (the "Adviser") and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate. Accordingly, such Board Members are deemed "Independent Board Members."

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

                                                                               NUMBER OF       OTHER
                                                                               PORTFOLIOS IN   DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             FUND COMPLEX    HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY     BOARD
AND BIRTH DATE         FUND         TIME SERVED(1)  DURING PAST 5 YEARS        BOARD MEMBER    MEMBER
------------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Fund
Robert P. Bremner      Board        Term: Annual    Private Investor and            156        N/A
c/o Nuveen             Member;      Length of       Management Consultant
Investments, Inc.      Lead         Service: Since
333 West Wacker Drive  Independent  1996; Lead
Chicago, IL 60606      Director     Independent
(8/22/40)                           Director Since
                                    2005
Lawrence H. Brown      Board        Term: Annual    Retired (1989) as Senior        156        See Principal
c/o Nuveen             Member       Length of       Vice President of The                      Occupation
Investments, Inc.                   Service: Since  Northern Trust Company;                    Description
333 West Wacker Drive               1993            Director, Community
Chicago, IL 60606                                   Advisory Board for
(7/29/34)                                           Highland Park and
                                                    Highwood, United Way of
                                                    the North Shore (since
                                                    2002)
Jack B. Evans          Board        Term: Annual    President, The                  156        See Principal
c/o Nuveen             Member       Length of       Hall-Perrine Foundation,                   Occupation
Investments, Inc.                   Service: Since  a private philanthropic                    Description
333 West Wacker Drive               1999            corporation (since 1996);
Chicago, IL 60606                                   Director and Vice
(10/22/48)                                          Chairman, United Fire
                                                    Group, a publicly held
                                                    company; Adjunct Faculty
                                                    Member, University of
                                                    Iowa; Director, Gazette
                                                    Companies; Life Trustee
                                                    of Coe College and Iowa
                                                    College Foundation;
                                                    formerly, Director,
                                                    Alliant Energy; formerly,
                                                    Director, Federal Reserve
                                                    Bank of Chicago;
                                                    formerly, President and
                                                    Chief Operating Officer,
                                                    SCI Financial Group,
                                                    Inc., a regional
                                                    financial services firm
William C. Hunter      Board        Term: Annual    Dean and Distinguished          156        See Principal
c/o Nuveen             Member       Length of       Professor of Finance,                      Occupation
Investments, Inc.                   Service: Since  School of Business at the                  Description
333 West Wacker Drive               2004            University of
Chicago, IL 60606                                   Connecticut; formerly,
(3/6/48)                                            Senior Vice President and
                                                    Director of Research at
                                                    the Federal Reserve Bank
                                                    of Chicago
                                                    (1995 -- 2003); Director,
                                                    Credit Research Center at
                                                    Georgetown University;
                                                    Director (since 2004) of
                                                    Xerox Corporation, a
                                                    publicly held company;
                                                    Director, SS&C
                                                    Technologies, Inc. (May
                                                    2005-October 2005)

                                                                               NUMBER OF       OTHER
                                                                               PORTFOLIOS IN   DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             FUND COMPLEX    HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY     BOARD
AND BIRTH DATE         FUND         TIME SERVED(1)  DURING PAST 5 YEARS        BOARD MEMBER    MEMBER
------------------------------------------------------------------------------------------------------------
David J. Kundert       Board        Term: Annual    Retired (2004) as               154        See Principal
c/o Nuveen             Member       Length of       Chairman, JPMorgan                         Occupation
Investments, Inc.                   Service: Since  Fleming Asset Management,                  Description
333 West Wacker Drive               2005            President and CEO, Banc
Chicago, IL 60606                                   One Investment Advisors
(10/28/42)                                          Corporation, and
                                                    President, One Group
                                                    Mutual Funds; prior
                                                    thereto, Executive Vice
                                                    President, Bank One
                                                    Corporation and Chairman
                                                    and CEO, Banc One
                                                    Investment Management
                                                    Group; Board of Regents,
                                                    Luther College; member of
                                                    the Wisconsin Bar
                                                    Association; member of
                                                    Board of Directors,
                                                    Friends of Boerner
                                                    Botanical Gardens
William J. Schneider   Board        Term: Annual    Chairman,                       156        See Principal
c/o Nuveen             Member       Length of       Miller-Valentine Partners                  Occupation
Investments, Inc.                   Service: Since  Ltd., a real estate                        Description
333 West Wacker Drive               1996            investment company;
Chicago, IL 60606                                   formerly, Senior Partner
(9/24/44)                                           and Chief Operating
                                                    Officer of the Miller-
                                                    Valentine Group, a real
                                                    estate company; formerly,
                                                    Vice President,
                                                    Miller-Valentine Realty;
                                                    Director, Chair of the
                                                    Finance Committee and
                                                    Member of the Audit
                                                    Committee of Premier
                                                    Health Partners, the
                                                    not-for-profit parent
                                                    company of Miami Valley
                                                    Hospital; Vice President
                                                    of the Dayton
                                                    Philharmonic Orchestra
                                                    Association; Board
                                                    Member, Regional Leaders
                                                    Forum which promotes
                                                    cooperation on economic
                                                    development issues;
                                                    formerly, Director,
                                                    Dayton Development
                                                    Coalition; formerly,
                                                    Member, Community
                                                    Advisory Board, National
                                                    City Bank, Dayton, Ohio
                                                    and Business Advisory
                                                    Council, Cleveland
                                                    Federal Reserve Bank
Judith M. Stockdale    Board        Term: Annual    Executive Director,             156        N/A
c/o Nuveen             Member       Length of       Gaylord and Dorothy
Investments, Inc.                   Service: Since  Donnelley Foundation
333 West Wacker Drive               1997            (since 1994); prior
Chicago, IL 60606                                   thereto, Executive
(12/29/47)                                          Director, Great Lakes
                                                    Protection Fund (from
                                                    1990 to 1994)

                                                                               NUMBER OF       OTHER
                                                                               PORTFOLIOS IN   DIRECTORSHIPS
                       POSITION(S)  TERM OF OFFICE                             FUND COMPLEX    HELD BY
NAME, ADDRESS          HELD WITH    AND LENGTH OF   PRINCIPAL OCCUPATION(S)    OVERSEEN BY     BOARD
AND BIRTH DATE         FUND         TIME SERVED(1)  DURING PAST 5 YEARS        BOARD MEMBER    MEMBER
------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Board        Term: Annual    Senior Vice President for       156        See Principal
c/o Nuveen             Member       Length of       Business and Finance                       Occupation
Investments, Inc.                   Service: Since  (since 1997),                              Description
333 West Wacker Drive               2005            Northwestern University;
Chicago, IL 60606                                   Director (since 2003),
(1/22/50)                                           Chicago Board Options
                                                    Exchange; Director (since
                                                    2003), National Mentor
                                                    Holdings, a privately-
                                                    held, national provider
                                                    of home and
                                                    community-based services;
                                                    Chairman (since 1997),
                                                    Board of Directors,
                                                    Rubicon, an insurance
                                                    company owned by
                                                    Northwestern University;
                                                    Director (since 1997),
                                                    Evanston Chamber of
                                                    Commerce and Evanston
                                                    Inventure, a business
                                                    development organization

Nominee who is an
interested person of
the Funds
Timothy R.             Chairman of  Term: Annual  Chairman and Director          156        See Principal
Schwertfeger(2)        the Board    Length of     (since 1996) of Nuveen                    Occupation
333 West Wacker Drive  and Board    Service:      Investments, Inc. and                     Description
Chicago, IL 60606      Member       Since 1996    Nuveen Investments, LLC;
(3/28/49)                                         Chairman and Director
                                                  (since 1997) of Nuveen
                                                  Asset Management;
                                                  Director (since 1996) of
                                                  Institutional Capital
                                                  Corporation; Chairman and
                                                  Director (since 1999) of
                                                  Rittenhouse Asset
                                                  Management, Inc.;
                                                  Chairman of Nuveen
                                                  Investments Advisers,
                                                  Inc. (since 2002);
                                                  Director (from 1992 to
                                                  2004) and Chairman (from
                                                  1996 to 2004) of Nuveen
                                                  Advisory Corp. and Nuveen
                                                  Institutional Advisory
                                                  Corp.(3)
---------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2005.

                                    DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                                                           NEW YORK                  NEW YORK
                                 NEW YORK     NEW YORK   INVESTMENT    NEW YORK   PERFORMANCE    NEW YORK
BOARD MEMBER NOMINEES            DIVIDEND   DIVIDEND 2      QUALITY       VALUE          PLUS     QUALITY
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0           $0           $0           $0           $0
Lawrence H. Brown.............          0           0            0            0            0            0
Jack B. Evans.................          0           0            0            0            0            0
William C. Hunter.............          0           0            0            0            0            0
David J. Kundert..............          0           0            0            0            0            0
William J. Schneider..........          0           0            0            0            0            0
Timothy R. Schwertfeger.......          0           0            0            0            0            0
Judith M. Stockdale...........          0           0            0            0            0            0
Eugene S. Sunshine............          0           0            0            0            0            0
---------------------------------------------------------------------------------------------------------

                                    DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------------
                                              INSURED     INSURED     INSURED
                                 NEW YORK    NEW YORK    NEW YORK    NEW YORK                 DIVERSIFIED
BOARD MEMBER NOMINEES              SELECT    DIVIDEND     PREMIUM    TAX-FREE   REAL ESTATE      DIVIDEND
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0          $0           $0            $0
Lawrence H. Brown.............          0           0           0           0      10,001-             0
                                                                                    50,000
Jack B. Evans.................          0           0           0           0      10,001-             0
                                                                                    50,000
William C. Hunter.............          0           0           0           0            0             0
David J. Kundert..............          0           0           0           0            0             0
William J. Schneider..........          0           0           0           0            0       50,001-
                                                                                                 100,000
Timothy R. Schwertfeger.......          0           0           0           0         Over             0
                                                                                   100,000
Judith M. Stockdale...........          0           0           0           0            0       50,001-
                                                                                                 100,000
Eugene S. Sunshine............          0           0           0           0            0          Over
                                                                                                 100,000
---------------------------------------------------------------------------------------------------------

                                                 DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    AGGREGATE DOLLAR
                                                                                                                     RANGE OF EQUITY
                                                                                                                   SECURITIES IN ALL
                                                                                                                          REGISTERED
                                                                                                                          INVESTMENT
                                                                                                                           COMPANIES
                                                                                                                   OVERSEEN BY BOARD
                                                                                                                     MEMBER NOMINEES
                                                                                                                        IN FAMILY OF
                                  PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY         TAX-          INVESTMENT
BOARD MEMBER NOMINEES           CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED        COMPANIES(1)
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............           $0              $0          $0           $0            $0         Over              Over
                                                                                                       $100,000          $100,000
Lawrence H. Brown.............      10,001-               0     10,001-      10,001-       10,001-            0              Over
                                     50,000                      50,000       50,000        50,000                        100,000
Jack B. Evans.................      50,001-               0           0      50,001-             0            0              Over
                                    100,000                                  100,000                                      100,000
William C. Hunter.............            0               0           0            0             0         Over              Over
                                                                                                        100,000           100,000
David J. Kundert..............            0               0           0            0             0            0           50,001-
                                                                                                                          100,000
William J. Schneider..........      10,001-               0           0            0       50,001-            0              Over
                                     50,000                                                100,000                        100,000
Timothy R. Schwertfeger.......      10,001-               0           0         Over             0         Over              Over
                                     50,000                                  100,000                    100,000           100,000
Judith M. Stockdale...........            0         10,001-           0            0             0            0              Over
                                                     50,000                                                               100,000
Eugene S. Sunshine............         Over               0     10,001-      50,001-             0         Over              Over
                                    100,000                       50,00      100,000                    100,000           100,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2005. The information as to beneficial ownership is based on statements furnished by each trustee/director and officer.

                           FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------
                                                           NEW YORK                  NEW YORK
                                 NEW YORK     NEW YORK   INVESTMENT    NEW YORK   PERFORMANCE    NEW YORK
BOARD MEMBER NOMINEES            DIVIDEND   DIVIDEND 2      QUALITY       VALUE          PLUS     QUALITY
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0           0            0            0            0            0
Lawrence H. Brown.............          0           0            0            0            0            0
Jack B. Evans.................          0           0            0            0            0            0
William C. Hunter.............          0           0            0            0            0            0
David J. Kundert..............          0           0            0            0            0            0
William J. Schneider..........          0           0            0            0            0            0
Timothy R. Schwertfeger.......          0           0            0            0            0            0
Judith M. Stockdale...........          0           0            0            0            0            0
Eugene S. Sunshine............          0           0            0            0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0            0            0            0            0
---------------------------------------------------------------------------------------------------------

                                 FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------------
                                 NEW YORK     INSURED NEW    INSURED NEW     INSURED NEW                 DIVERSIFIED
BOARD MEMBER NOMINEES              SELECT   YORK DIVIDEND   YORK PREMIUM   YORK TAX-FREE   REAL ESTATE      DIVIDEND
--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............          0             0              0               0              0             0
Lawrence H. Brown.............          0             0              0               0          1,000             0
Jack B. Evans.................          0             0              0               0          1,100             0
William C. Hunter.............          0             0              0               0              0             0
David J. Kundert..............          0             0              0               0              0             0
William J. Schneider..........          0             0              0               0              0           650
Timothy R. Schwertfeger.......          0             0              0               0         25,000             0
Judith M. Stockdale...........          0             0              0               0              0         1,212
Eugene S. Sunshine............          0             0              0               0              0         3,850(2)
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0             0              0               0         27,524         7,082
--------------------------------------------------------------------------------------------------------------------

                               FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------------
                                  PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY         TAX-
BOARD MEMBER NOMINEES           CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED
----------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............           0              0             0            0             0       12,500
Lawrence H. Brown.............       1,000              0         1,000        1,000         1,000            0
Jack B. Evans.................       2,000              0             0        4,400             0            0
William C. Hunter.............           0              0             0            0             0        3,675
Daniel J. Kundert.............           0              0             0            0             0            0
William J. Schneider..........       1,000              0             0            0         7,500            0
Timothy R. Schwertfeger.......         250              0             0       50,000             0       83,073
Judith M. Stockdale...........           0            235             0            0             0            0
Eugene S. Sunshine............       4,050(2)           0         4,000(2)      4,000(2)          0       3,675
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      10,300          2,235         5,103       59,400         8,500      103,223
----------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

(2) These shares are held in a trust for which Mr. Sunshine serves as trustee. Mr. Sunshine disclaims ownership of these shares.

On December 31, 2005, Board Members and executive officers as a group beneficially owned 1,338,613 shares of all funds managed by Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of December 31, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of January 30, 2006 no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

Prior to January 1, 2006, for all Nuveen funds, Independent Board Members received an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required;
(d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) received $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees were organized, the Board may have provided for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management could have, in its discretion, established a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2006, for all Nuveen funds, Independent Board Members receive a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The Funds that are Participating Funds under the Deferred Compensation Plan are New York Investment Quality, New York Performance Plus, New York Quality, New York Select, Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2005. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                               AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
----------------------------------------------------------------------------------------------------------
                                                            NEW YORK                  NEW YORK
                                 NEW YORK      NEW YORK   INVESTMENT    NEW YORK   PERFORMANCE    NEW YORK
BOARD MEMBER NOMINEES            DIVIDEND    DIVIDEND 2      QUALITY       VALUE          PLUS     QUALITY
----------------------------------------------------------------------------------------------------------
Robert P. Bremner.............        435          299          885          307          763        1,188
Lawrence H. Brown.............        427          294          855          302          738        1,149
Jack B. Evans.................        445          306          912          315          787        1,225
William C. Hunter.............        352          242          768          248          663        1,031
David J. Kundert..............        146          101          313          104          272          422
William J. Schneider..........        435          299          888          307          767        1,193
Judith M. Stockdale...........        353          243          733          250          633          985
Eugene S. Sunshine............        177          122          380          125          330          513
----------------------------------------------------------------------------------------------------------

                               AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
---------------------------------------------------------------------------------------------------------
                                              INSURED     INSURED     INSURED
                                 NEW YORK    NEW YORK    NEW YORK    NEW YORK                 DIVERSIFIED
BOARD MEMBER NOMINEES              SELECT    DIVIDEND     PREMIUM    TAX-FREE   REAL ESTATE      DIVIDEND
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............      1,169         376         401         160        1,548           898
Lawrence H. Brown.............      1,131         369         394         158        1,537           891
Jack B. Evans.................      1,206         385         411         164        1,592           924
William C. Hunter.............      1,015         304         324         130        1,482           860
David J. Kundert..............        416         127         134          54        1,027           595
William J. Schneider..........      1,175         376         401         160        1,627           944
Judith M. Stockdale...........        970         305         326         130        1,462           848
Eugene S. Sunshine............        505         153         163          66        1,085           629
---------------------------------------------------------------------------------------------------------

                     AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
-------------------------------------------------------------------------------------

                                  PREFERRED       PREFERRED     QUALITY       QUALITY
BOARD MEMBER NOMINEES           CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2
-------------------------------------------------------------------------------------
Robert P. Bremner.............       4,409           6,104        2,788        5,323
Lawrence H. Brown.............       4,262           5,902        2,697        5,149
Jack B. Evans.................       4,535           6,278        2,867        5,476
William C. Hunter.............       4,238           5,866        2,679        5,116
David J. Kundert..............       2,820           3,906        1,792        3,420
William J. Schneider..........       4,629           6,409        2,927        5,590
Judith M. Stockdale...........       4,176           5,781        2,640        5,042
Eugene S. Sunshine............       2,979           4,127        1,893        3,613
-------------------------------------------------------------------------------------

               AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
------------------------------------------------------------------------
                                                                   TOTAL
                                                            COMPENSATION
                                                             FROM NUVEEN
                                                           FUNDS PAID TO
                                    QUALITY         TAX-           BOARD
BOARD MEMBER NOMINEES           PREFERRED 3   ADVANTAGED         MEMBERS
------------------------------------------------------------------------
Robert P. Bremner.............       1,041          676        133,125
Lawrence H. Brown.............       1,007          671        134,625
Jack B. Evans.................       1,071          696        138,625
William C. Hunter.............       1,001          648        119,625
David J. Kundert..............         669          448         82,935
William J. Schneider..........       1,094          711        136,125
Judith M. Stockdale...........         986          639        119,725
Eugene S. Sunshine............         707          474         88,435
------------------------------------------------------------------------

(1) Aggregate compensation numbers are based on compensation schedule in effect prior to January 1, 2006.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible

    Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                   DEFERRED FEES
    -----------------------------------------------------------------------------------------------------------
                                                     NEW YORK
                                       NEW YORK   PERFORMANCE   NEW YORK   NEW YORK                 DIVERSIFIED
    BOARD MEMBER NOMINEES            INVESTMENT          PLUS    QUALITY     SELECT   REAL ESTATE      DIVIDEND
    -----------------------------------------------------------------------------------------------------------
    Robert P. Bremner.............      144           124          193        190          245           142
    Lawrence H. Brown.............       --            --           --         --           --            --
    Jack B. Evans.................      243           210          327        322          415           241
    William C. Hunter.............      768           663        1,031      1,015        1,482           860
    David J. Kundert..............      313           272          422        416        1,027           595
    William J. Schneider..........      888           767        1,193      1,175        1,627           944
    Judith M. Stockdale...........      334           289          449        442          748           434
    Eugene S. Sunshine............      352           306          475        467          882           512
    -----------------------------------------------------------------------------------------------------------

                                                      DEFERRED FEES
    -----------------------------------------------------------------------------------------------------------------
                                       PREFERRED       PREFERRED     QUALITY       QUALITY       QUALITY         TAX-
    BOARD MEMBER NOMINEES            CONVERTIBLE   CONVERTIBLE 2   PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED
    -----------------------------------------------------------------------------------------------------------------
    Robert P. Bremner.............        699            967           442          844           165         107
    Lawrence H. Brown.............         --             --            --           --            --          --
    Jack B. Evans.................      1,184          1,639           748        1,429           280         181
    William C. Hunter.............      4,238          5,866         2,679        5,116         1,001         648
    David J. Kundert..............      2,820          3,906         1,792        3,420           669         448
    William J. Schneider..........      4,629          6,409         2,927        5,590         1,094         711
    Judith M. Stockdale...........      2,112          2,925         1,338        2,554           500         327
    Eugene S. Sunshine............      2,432          3,369         1,546        2,950           577         386
    -----------------------------------------------------------------------------------------------------------------

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held five meetings during its last fiscal year.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2004 for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Lawerence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firms' qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent registered public accounting firms. Based on such review, it is authorized to make recommendations to the Board. Since 2005, the audit committee has been responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds' website at http://www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of each Fund held four meetings during its last fiscal year, except the nominating and governance committee of the New York Funds held five meetings.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board

Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for trustees to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held four regular quarterly meetings and four special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of December 31, 2005 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED(1)           DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief           Term: Annual        Managing Director               156
333 West Wacker Drive    Administrative  Length of Service:  (since 2002), Assistant
Chicago, IL 60606        Officer         Since 1988          Secretary and Associate
(9/9/56)                                                     General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Investments, LLC;
                                                             Managing Director
                                                             (since 2002), Assistant
                                                             Secretary and Associate
                                                             General Counsel,
                                                             formerly, Vice
                                                             President of Nuveen
                                                             Asset Management;
                                                             Managing Director
                                                             (since 2004) and
                                                             Assistant Secretary
                                                             (since 1994) of Nuveen
                                                             Investments, Inc.;
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company, LLC
                                                             (since 2002); Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Managing Director,
                                                             Associate General
                                                             Counsel and Assistant
                                                             Secretary of
                                                             Rittenhouse Asset
                                                             Management, Inc. (since
                                                             2003); previously,
                                                             Managing Director (from
                                                             2002-2004), General
                                                             Counsel and Assistant
                                                             Secretary, formerly
                                                             Vice President of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.;(2) Chartered
                                                             Financial Analyst.
Julia L. Antonatos       Vice President  Term: Annual        Managing Director               156
333 West Wacker Drive                    Length of Service:  (since 2005), formerly,
Chicago, IL 60606                        Since 2004          Vice President (since
(9/22/63)                                                    2002), formerly,
                                                             Assistant Vice
                                                             President (since 1999)
                                                             of Nuveen Investments,
                                                             LLC; Chartered
                                                             Financial Analyst.
Michael T. Atkinson      Vice President  Term: Annual        Vice President (since           156
333 West Wacker Drive    and Assistant   Length of Service:  2002), formerly,
Chicago, IL 60606        Secretary       Since 2002          Assistant Vice
(2/3/66)                                                     President (from 2000)
                                                             of Nuveen Investments,
                                                             LLC.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED(1)           DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President  Term: Annual        Vice President of               156
333 West Wacker Drive    and Treasurer   Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 1999          (since 1999); prior
(11/28/67)                                                   thereto, Assistant Vice
                                                             President (from 1997);
                                                             Vice President and
                                                             Treasurer (since 1999)
                                                             of Nuveen Investments,
                                                             Inc.; Vice President
                                                             and Treasurer of Nuveen
                                                             Asset Management (since
                                                             2002) and of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Treasurer of
                                                             NWQ Investments
                                                             Management Company,
                                                             LLC. (since 2002); Vice
                                                             President and Treasurer
                                                             of Nuveen Rittenhouse
                                                             Asset Management, Inc.
                                                             (since 2003); Vice
                                                             President and Treasurer
                                                             (from 1999 to 2004) of
                                                             Nuveen Advisory Corp.
                                                             and Nuveen
                                                             Institutional Advisory
                                                             Corp.(2); Chartered
                                                             Financial Analyst.
John N. Desmond          Vice President  Term: Annual        Vice President,                 156
333 West Wacker Drive                    Length of Service:  Director of Investment
Chicago, IL 60606                        Since 2005          Operations, Nuveen
(8/24/61)                                                    Investments, LLC (since
                                                             2005); formerly,
                                                             Director, Business
                                                             Manager, Deutsche Asset
                                                             Management (2003-2004);
                                                             formerly, Director,
                                                             Business Development
                                                             and Transformation,
                                                             Deutsche Trust Bank
                                                             Japan (2002-2003);
                                                             formerly, Senior Vice
                                                             President, Head of
                                                             Investment Operations
                                                             and Systems, Scudder
                                                             Investments Japan,
                                                             (2000-2002); formerly,
                                                             Senior Vice President,
                                                             Head of Plan
                                                             Administration and
                                                             Participant Services,
                                                             Scudder Investments
                                                             (1995-2002).

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED(1)           DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President  Term: Annual        Vice President (since           156
333 West Wacker Drive    and Secretary   Length of Service:  2002) and Assistant
Chicago, IL 60606                        Since 1998          General Counsel (since
(9/24/64)                                                    1998) of Nuveen
                                                             Investments, LLC; Vice
                                                             President and Assistant
                                                             Secretary (since 2005)
                                                             of Nuveen Asset
                                                             Management; Vice
                                                             President (from 2002 to
                                                             2004) and Assistant
                                                             Secretary (from 1998 to
                                                             2004) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.(2)
Lorna C. Ferguson        Vice President  Term: Annual        Managing Director               156
333 West Wacker Drive                    Length of Service:  (since 2004), formerly,
Chicago, IL 60606                        Since 1998          Vice President of
(10/24/45)                                                   Nuveen Investments,
                                                             LLC; Managing Director
                                                             of Nuveen Asset
                                                             Management; formerly,
                                                             Managing Director
                                                             (2004), formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.(2)
William M. Fitzgerald    Vice President  Term: Annual        Managing Director of            156
333 West Wacker Drive                    Length of Service:  Nuveen Asset Management
Chicago, IL 60606                        Since 1995          (since 2001); Vice
(3/2/64)                                                     President of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             formerly, Managing
                                                             Director (from 2001 to
                                                             2004), formerly, Vice
                                                             President of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.(2);
                                                             Chartered Financial
                                                             Analyst.
Stephen D. Foy           Vice President  Term: Annual        Vice President (since           156
333 West Wacker Drive    and Controller  Length of Service:  1993) and Funds
Chicago, IL 60606                        Since 1993          Controller (since 1998)
(5/31/54)                                                    of Nuveen Investments,
                                                             LLC; Vice President
                                                             (since 1998) and
                                                             formerly, Funds
                                                             Controller of Nuveen
                                                             Investments, Inc.;
                                                             Certified Public
                                                             Accountant.

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED(1)           DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
James D. Grassi          Vice President  Term: Annual        Vice President and              156
333 West Wacker Drive    and Chief       Length of Service:  Deputy Director of
Chicago, IL 60606        Compliance      Since 2004          Compliance (since 2004)
(4/13/56)                Officer                             of Nuveen Investments,
                                                             LLC, Nuveen Investments
                                                             Advisers Inc., Nuveen
                                                             Asset Management and
                                                             Rittenhouse Asset
                                                             Management, Inc.;
                                                             formerly, Vice
                                                             President and Deputy
                                                             Director of Compliance
                                                             (2004) of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.(2);
                                                             formerly, Senior
                                                             Attorney (1994 to
                                                             2004), The Northern
                                                             Trust Company.
David J. Lamb            Vice President  Term: Annual        Vice President of               156
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2000          (since 2000); prior
(3/22/63)                                                    thereto, Assistant Vice
                                                             President (from 1999);
                                                             Certified Public
                                                             Accountant.
Tina M. Lazar            Vice President  Term: Annual        Vice President of               156
333 West Wacker Drive                    Length of Service:  Nuveen Investments, LLC
Chicago, IL 60606                        Since 2002          (since 1999).
(8/27/61)

-------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                         POSITION(S)     TERM OF OFFICE AND                           PORTFOLIOS IN
NAME, ADDRESS AND        HELD WITH       LENGTH OF TIME      PRINCIPAL OCCUPATION(S)  FUND COMPLEX
BIRTHDATE                FUND            SERVED(1)           DURING PAST 5 YEARS      SERVED BY OFFICER
-------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President  Term: Annual        Vice President,                 156
333 West Wacker Drive    and Assistant   Length of Service:  Assistant Secretary and
Chicago, IL 60606        Secretary       Since 1988          Assistant General
(7/27/51)                                                    Counsel of Nuveen
                                                             Investments, LLC; Vice
                                                             President, Assistant
                                                             General Counsel and
                                                             Assistant Secretary of
                                                             Nuveen Investments,
                                                             Inc.; Vice President
                                                             (since 2005) and
                                                             Assistant Secretary
                                                             (since 1997) of Nuveen
                                                             Asset Management; Vice
                                                             President (since 2000),
                                                             Assistant Secretary and
                                                             Assistant General
                                                             Counsel (since 1998) of
                                                             Rittenhouse Asset
                                                             Management, Inc.; Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Investments Advisers
                                                             Inc. (since 2002);
                                                             Assistant Secretary of
                                                             NWQ Investment
                                                             Management Company,
                                                             LLC. (since 2002);
                                                             previously, Vice
                                                             President and Assistant
                                                             Secretary of Nuveen
                                                             Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.(2)

--------------------------------------------------------------------------------

(1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, and (2) the quality and integrity of the Funds' financial statements, and (3) the independent registered public accounting firms qualifications, performance and independence. In its oversight capacity, the Committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William J. Schneider
Eugene S. Sunshine

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

-------------------------------------------------------------------------------------------------------------------
                                           AUDIT FEES(1)            AUDIT RELATED FEES(2)            TAX FEES(3)
                                         -----------------   -----------------------------------   ----------------
                                                                                  ADVISER AND
                                               FUND               FUND         ADVISER ENTITIES          FUND
                                         -----------------   ---------------   -----------------   ----------------
                                          FISCAL    FISCAL   FISCAL   FISCAL    FISCAL    FISCAL    FISCAL   FISCAL
                                            YEAR      YEAR     YEAR     YEAR      YEAR      YEAR      YEAR     YEAR
                                           ENDED     ENDED    ENDED    ENDED     ENDED     ENDED     ENDED    ENDED
                                            2004      2005     2004     2005      2004      2005      2004     2005
-------------------------------------------------------------------------------------------------------------------
New York Dividend......................  $10,148   $10,678       $0       $0       $0        $0       $364     $641
New York Dividend 2....................    8,680     9,119        0        0        0         0      1,192      566
New York Investment Quality............   15,050    15,619        0        0        0         0        364      448
New York Value.........................    8,746     9,213        0        0        0         0        364      417
New York Performance Plus..............   13,628    14,311        0        0        0         0        364      441
New York Quality.......................   18,257    19,079        0        0        0         0        364      464
New York Select........................   18,041    18,867        0        0        0         0        364      463
Insured New York Dividend..............    9,504    10,000        0        0        0         0      1,399      608
Insured New York Premium...............    9,816    10,268        0        0        0         0        364      422
Insured New York Tax-Free..............    7,143     7,526        0        0        0         0        364      645
Real Estate............................   18,000    19,000        0        0        0         0      3,800    1,014
Diversified Dividend...................   25,000    27,000        0        0        0         0        785      829
Preferred Convertible(6)...............   18,139    19,502        0        0        0         0      7,549    4,731
Preferred Convertible 2(6).............   21,861    23,698        0        0        0         0     10,296    4,307

------------------------------------------------------------------------------------------------
                                            TAX FEES(3)               ALL OTHER FEES(4)
                                         -----------------   -----------------------------------
                                            ADVISER AND                           ADVISER AND
                                         ADVISER ENTITIES         FUND         ADVISER ENTITIES
                                         -----------------   ---------------   -----------------
                                         FISCAL     FISCAL   FISCAL   FISCAL    FISCAL    FISCAL
                                           YEAR       YEAR     YEAR     YEAR      YEAR      YEAR
                                          ENDED      ENDED    ENDED    ENDED     ENDED     ENDED
                                           2004       2005     2004     2005      2004      2005
------------------------------------------------------------------------------------------------
New York Dividend......................      $0   $282,575   $2,500   $2,750       $0        $0
New York Dividend 2....................       0    282,575    2,500    2,750        0         0
New York Investment Quality............       0    282,575    2,500    2,750        0         0
New York Value.........................       0    282,575        0        0        0         0
New York Performance Plus..............       0    282,575    2,500    2,750        0         0
New York Quality.......................       0    282,575    2,500    2,750        0         0
New York Select........................       0    282,575    2,500    2,750        0         0
Insured New York Dividend..............       0    282,575    2,500    2,750        0         0
Insured New York Premium...............       0    282,575    2,500    2,750        0         0
Insured New York Tax-Free..............       0    282,575    2,500    2,750        0         0
Real Estate............................       0    282,575    3,550    3,750        0         0
Diversified Dividend...................       0    282,575      900      900        0         0
Preferred Convertible(6)...............       0    282,575    3,450    3,750        0         0
Preferred Convertible 2(6).............       0    282,575    2,600    3,750        0         0

-------------------------------------------------------------------------------------------------------------------
                                           AUDIT FEES(1)            AUDIT RELATED FEES(2)            TAX FEES(3)
                                         -----------------   -----------------------------------   ----------------
                                                                                  ADVISER AND
                                               FUND               FUND         ADVISER ENTITIES          FUND
                                         -----------------   ---------------   -----------------   ----------------
                                          FISCAL    FISCAL   FISCAL   FISCAL    FISCAL    FISCAL    FISCAL   FISCAL
                                            YEAR      YEAR     YEAR     YEAR      YEAR      YEAR      YEAR     YEAR
                                           ENDED     ENDED    ENDED    ENDED     ENDED     ENDED     ENDED    ENDED
                                            2004      2005     2004     2005      2004      2005      2004     2005
-------------------------------------------------------------------------------------------------------------------
Quality Preferred(6)...................  $17,026   $18,494       $0       $0       $0        $0     $4,740   $2,386
Quality Preferred 2(6).................   26,088    28,211        0        0        0         0      9,098    3,823
Quality Preferred 3(6).................   10,886    11,795        0        0        0         0      1,788    1,393
Tax-Advantaged (5).....................   39,500    21,600        0        0        0         0          0      822

------------------------------------------------------------------------------------------------
                                            TAX FEES(3)               ALL OTHER FEES(4)
                                         -----------------   -----------------------------------
                                            ADVISER AND                           ADVISER AND
                                         ADVISER ENTITIES         FUND         ADVISER ENTITIES
                                         -----------------   ---------------   -----------------
                                         FISCAL     FISCAL   FISCAL   FISCAL    FISCAL    FISCAL
                                           YEAR       YEAR     YEAR     YEAR      YEAR      YEAR
                                          ENDED      ENDED    ENDED    ENDED     ENDED     ENDED
                                           2004       2005     2004     2005      2004      2005
------------------------------------------------------------------------------------------------
Quality Preferred(6)...................      $0   $282,575   $3,450   $3,750       $0        $0
Quality Preferred 2(6).................       0    282,575    3,450    3,750        0         0
Quality Preferred 3(6).................       0    282,575    3,450    3,750        0         0
Tax-Advantaged (5).....................       0    282,575       15      900        0         0

--------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

(5) "Audit Fees" for 2004 have been revised to include fees paid for the audit of registration statements for common, preferred, note offerings.

(6) Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 changed their fiscal year end from July 31 to December 31, effective August 1, 2004. The amounts shown above are for the fiscal years August 1, 2003 to July 31, 2004 and January 1, 2005 to December 31, 2005. For the fiscal period August 1, 2004 to December 31, 2004, the following fees were billed:

                              AUDIT FEES     AUDIT RELATED FEES              TAX FEES                 ALL OTHER FEES
                              ----------   -----------------------   -------------------------   -------------------------
                                                       ADVISER AND                 ADVISER AND                 ADVISER AND
                                                           ADVISER                     ADVISER                     ADVISER
                                    FUND   FUND           ENTITIES     FUND           ENTITIES     FUND           ENTITIES
    ----------------------------------------------------------------------------------------------------------------------
    Preferred Convertible...   $18,139      $0           $0          $  855          $0          $1,800          $0
    Preferred Convertible
     2......................    21,861       0            0             894           0           1,800           0
    Quality Preferred.......    17,026       0            0           2,272           0           1,800           0
    Quality Preferred 2.....    26,088       0            0           3,676           0           1,800           0
    Quality Preferred 3.....    10,886       0            0           1,321           0           1,800           0

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

                                                                                      TOTAL NON-AUDIT FEES
                                                                                      BILLED TO ADVISER AND
                                                                                        ADVISER ENTITIES
                                                                                      (ENGAGEMENTS RELATED
                                                                                         DIRECTLY TO THE
                                                          TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL
                                                             BILLED TO FUND           REPORTING OF FUND)(1)
                                                        -------------------------   -------------------------
                                                        FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                                     ENDED 2004    ENDED 2005    ENDED 2004    ENDED 2005
-------------------------------------------------------------------------------------------------------------
New York Dividend.....................................      $2,864        $3,391            $0      $282,575
New York Dividend 2...................................       3,692         3,316             0       282,575
New York Investment Quality...........................       2,864         3,198             0       282,575
New York Value........................................         364           417             0       282,575
New York Performance Plus.............................       2,864         3,191             0       282,575
New York Quality......................................       2,864         3,214             0       282,575
New York Select.......................................       2,864         3,213             0       282,575
Insured New York Dividend.............................       3,899         3,358             0       282,575
Insured New York Premium..............................       2,864         3,172             0       282,575
Insured New York Tax-Free.............................       2,864         3,395             0       282,575
Real Estate...........................................       7,350         4,764             0       282,575
Diversified Dividend..................................       1,685         1,729             0       282,575
Preferred Convertible(2)..............................      10,999         8,481             0       282,575
Preferred Convertible 2(2)............................      12,896         8,057             0       282,575
Quality Preferred(2)..................................       8,190         6,136             0       282,575
Quality Preferred 2(2)................................      12,548         7,573             0       282,575
Quality Preferred 3(2)................................       5,238         5,143             0       282,575
Tax-Advantaged........................................          15         1,722             0       282,575


                                                          TOTAL NON-AUDIT FEES
                                                          BILLED TO ADVISER AND
                                                            ADVISER ENTITIES
                                                         (ALL OTHER ENGAGEMENTS)              TOTAL
                                                        -------------------------   -------------------------
                                                        FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                                     ENDED 2004    ENDED 2005    ENDED 2004    ENDED 2005
------------------------------------------------------  -----------------------------------------------------
New York Dividend.....................................          $0            $0        $2,864      $285,966
New York Dividend 2...................................           0             0         3,692       285,891
New York Investment Quality...........................           0             0         2,864       285,773
New York Value........................................           0             0           364       282,992
New York Performance Plus.............................           0             0         2,864       285,766
New York Quality......................................           0             0         2,864       285,789
New York Select.......................................           0             0         2,864       285,788
Insured New York Dividend.............................           0             0         3,899       285,933
Insured New York Premium..............................           0             0         2,864       285,747
Insured New York Tax-Free.............................           0             0         2,864       285,970
Real Estate...........................................           0             0         7,350       287,339
Diversified Dividend..................................           0             0         1,685       284,304
Preferred Convertible(2)..............................           0             0        10,999       291,056
Preferred Convertible 2(2)............................           0             0        12,896       290,632
Quality Preferred(2)..................................           0             0         8,190       288,711
Quality Preferred 2(2)................................           0             0        12,548       290,148
Quality Preferred 3(2)................................           0             0         5,238       287,718
Tax-Advantaged........................................           0             0            15       284,297

--------------------------------------------------------------------------------

(1) The "Total Non-Audit Fees Billed to Adviser and Adviser Entities" include "Tax Fees" billed to Adviser in the amount of $282,575 from the Audit and Related Fees table.

(2) Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3 changed their fiscal year end from July 31 to December 31, effective August 1, 2004. The amounts shown above are for the fiscal years August 1, 2003 to July 31, 2004 and January 1, 2005 to December 31, 2005. For the fiscal period August 1, 2004 to December 31, 2004, the following fees were billed:

                                                       TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                         ADVISER ENTITIES
                                                       (ENGAGEMENTS RELATED      TOTAL NON-AUDIT FEES
                                                         DIRECTLY TO THE         BILLED TO ADVISER AND
                              TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    ADVISER ENTITIES (ALL
    FUND                         BILLED TO FUND         REPORTING OF FUND         OTHER ENGAGEMENTS)      TOTAL
    ------------------------------------------------------------------------------------------------------------
    Preferred Convertible...         $2,655                     $0                        $0              $2,655
    Preferred Convertible
     2......................          2,694                      0                         0               2,694
    Quality Preferred.......          4,072                      0                         0               4,072
    Quality Preferred 2.....          5,476                      0                         0               5,476
    Quality Preferred 3.....          3,121                      0                         0               3,121

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firms for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed Ernst & Young LLP, independent registered public accounting firm, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year, except that with respect to Real Estate, Preferred Convertible and Quality Preferred 2, Mr. Evans made a late filing on Form 4 in 2004. With respect to Real Estate,

Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2 and Quality Preferred 3, the Adviser made an amended Form 3 filing in 2004 disclosing shares representing the initial capital provided by the Adviser. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had $136 billion of assets under management as of December 31, 2005. Nuveen is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC".

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 16, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than December 30, 2006. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for the New York Funds was September 30, 2005. The last fiscal year end for Real Estate, Diversified Dividend, Preferred Convertible, Preferred Convertible 2, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged was December 31, 2005.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

February 13, 2006

                                                                      APPENDIX A

                               NUVEEN FUND BOARD

                            AUDIT COMMITTEE CHARTER

                                 1 January 2005

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

     With respect to Fund financial statements:

        1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

     With respect to the independent auditors:

        1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

        8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     With respect to any internal auditor:

        1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     With respect to pricing and valuation oversight:

        1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

        2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

        3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

        4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

        5. Evaluating, as its deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

        6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

        7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

        8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

        9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

     Other responsibilities:

        1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/ controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

        9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

       10. Undertaking an annual review of the performance of the Audit
           Committee.

       11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

        Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NAN0306

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]
                                 Common Stock

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 29, 2006.

The Annual Meeting of shareholders will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, March 29, 2006 at 9:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 29, 2006 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       Robert P. Bremner         (04)    William C. Hunter        (06)  Judith M. Stockdale      FOR NOMINEES      WITHHOLD
(02)       Lawrence H. Brown         (05)    David J. Kundert         (07)  Eugene S. Sunshine      listed at left     AUTHORITY
(03)       Jack B. Evans                                                                        (except as marked    to vote for all
                                                                                                 to the contrary)    nominees listed
                                                                                                      [ ]               at left
                                                                                                                          [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]
                                 MUNIPREFERRED

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, MARCH 29, 2006.


The Annual Meeting of shareholders will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, March 29, 2006 at 9:30 a.m., Chicago time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on March 29, 2006 or any adjournment or adjournments thereof.


WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       Robert P. Bremner         (04)    William C. Hunter        (08)  Judith M. Stockdale      FOR NOMINEES      WITHHOLD
(02)       Lawrence H. Brown         (05)    David J. Kundert         (09)  Eugene S. Sunshine      listed at left     AUTHORITY
(03)       Jack B. Evans             (06)    William J. Schneider                               (except as marked    to vote for all
                                     (07)    Timothy R. Schwertfeger                             to the contrary)    nominees listed
                                                                                                      [ ]               at left
                                                                                                                          [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------